Global Opportunities Bond Fund

                 Supplement to the Prospectus dated May 1, 2009





Effective July 1, 2009, the following replaces the first paragraph in the section of the Prospectus on page 38 entitled "Distributions and taxes."



The fund declares dividend from any net investment income daily and pays them monthly. Shares will begin to earn dividends on the settlement date of purchase.






 This Supplement should be retained with your Prospectus for future reference.


                     This Supplement is dated May 26, 2009.





















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